BBX Capital Corporation

Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of BBX Capital Corporation (the “Company”) for the quarter ended March  31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond S. Lopez,  principal financial officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   May 6, 2016

By:/s/ Raymond S. Lopez

Raymond S. Lopez

Principal Financial Officer